EXHIBIT 10.56
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CITIZENS BANK OF MASSACHUSETTS                                  PLEDGE AGREEMENT
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            This Pledge Agreement is made as of the 2nd day of March, 2004, by and between the following parties:

                        Citizens Bank of Massachusetts, as Administrative Agent for the notable benefit of the Lenders (the "Agent"), a Massachusetts banking corporation having a principal place of business at 28 State Street, Boston, Massachusetts 02109; and

                        Able Laboratories, Inc. ( the "Borrower"), a corporation duly organized and existing under the laws of the State of Delaware and having its corporate offices and principal place of business at 6 Hollywood Court, South Plainfield, New Jersey 07080;

in consideration of the mutual covenants and benefits to be derived herefrom.

                              W I T N E S S E T H:

            A. The Borrower and the Agent and Lenders party hereto have entered into a certain Credit Agreement (the "Credit Agreement") of even date establishing a certain revolving line of credit facility in the maximum principal amount of Thirty Million Dollars ($30,000,000.00) (the "Revolving Credit Facility") for the Borrower's working capital and other financing needs including the issuance of letters of credit.

            B. The Borrower's obligations under the Revolving Credit Facility are secured by, among other things, a security interest in all of the Borrower's assets as set forth in a certain Security Agreement of even date.

            C. As a condition precedent to establishing the Revolving Credit Facility, the Agent has required that the Borrower enter into this Agreement and thereby pledge the Borrower's interests in RxBazaar, Inc. to the Agent as further collateral to the Agent.

            NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Agent agree as follows:

            1. To secure the prompt, punctual, and faithful performance of all and each of the Obligations (as that term is defined herein) of the Borrower to the Agent, the Borrower hereby grants to the Agent a security interest in and to, and pledges and delivers to the Agent the following property, and all products, Proceeds, substitutions, additions, interest, dividends, and other distributions (including, without limitation, stock splits) in respect thereto, and all books, records, and papers relating to the foregoing (all of which is referred to hereinafter as the "Pledged Securities"):

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            345,333 shares of Series A Preferred Stock, evidenced by
certificates No. 4 and No. 5 (for an aggregate of 2,466,667 shares before giving effect to a one-for-five reverse split and a conversion factor of .7 in a subsequent merger)

            Warrant to purchase 168,000 shares of common stock (for an aggregate of 1,200,000 shares before giving effect to a one-for-five reverse split and a conversion factor of .7 in a subsequent merger.

            Certificate No. 15 for 238,000 shares of common stock for an aggregate of 1,700,000 shares before giving effect to a one-for-five reverse split and a conversion factor of .7 in a subsequent merger.

            Certificate No. RXB 0304 for 239,841 shares of common stock.

"Proceeds" of the Pledged Securities include, without limitation, any investment, instrument, security, certificate of deposit, or other asset purchased from time to time with the proceeds of any of the foregoing (or with the proceeds thereof) including: any into which any of the foregoing (or such proceeds) is "rolled" or "turned over"; any cash received on account of any of the foregoing; and any deposit or other account to the extent that any proceeds of any of the foregoing is deposited therein.

            The Pledged Securities and any Proceeds are hereby agreed and acknowledged by the Borrower to be a portion of the "Collateral" as defined in the Security Agreement.

            2. The Borrower represents that the Pledged Securities are held and owned by the Borrower free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges, and is fully paid for and nonassessable.

            3. The Borrower shall:

            (a) execute all such instruments, documents, and papers, and will do all such acts as the Agent may request from time to time to carry into effect the provisions and intent of this Agreement, including, without limitation, the execution of stop transfer orders, stock powers, notifications to obligors on the Pledged Securities, the providing of notifications in connection with book entry securities or general intangibles, and the providing of instructions to the issuers of uncertificated securities, and will do all such other acts as the Agent may request with respect to the perfection and protection of the security interest granted herein;

            (b) keep the Pledged Securities free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges;

            (c) deliver to the Agent, if and when received by the Borrower, any item representing or constituting any of the Pledged Securities, including, without limitation, all cash dividends and all stock certificates whether now existing or hereafter received as a result of any stock dividends, stock splits or other transactions;

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            (d) Upon the request of the Agent, cause the issuer of any uncertificated securities comprising any of the Pledged Securities to issue certificates with respect thereto;

            (e) upon the request of the Agent, cause certificated securities comprising any of the Collateral to be issued in the name of the Agent, as pledgee;

            (f) not cause or permit any of the Pledged Securities presently evidenced by written certificates to be converted to uncertificated securities;

            (g) not exercise any right with respect to the Pledged Securities which would dilute or adversely affect the Agent's rights in the Pledged Securities;

            (h) not file any affidavit for replacement of lost stock certificates or bonds without the Agent's prior consent; and

            (i) not vote the Pledged Securities in favor of or consent to any resolution which might impose any restrictions upon the sale, transfer, or disposition of the Pledged Securities.

            4. The Borrower shall be in default under this Agreement, a ("Default") upon the occurrence of an "Event of Default" as defined in the Credit Agreement. Upon the occurrence of any Default, any and all Obligations of the Borrower to the Agent shall become immediately due and payable at the option of the Agent and without notice or demand, in addition to which the Agent may exercise the Agent's rights and remedies upon default with respect to any Pledged Securities.

            5. Upon the occurrence of a Default and at any time thereafter the Agent shall have all of the rights and remedies of a secured party upon default under the Uniform Commercial Code as adopted in Massachusetts, in addition to which the Agent may sell or otherwise dispose of the Pledged Securities and/or enforce and collect the Pledged Securities (including, without limitation, the liquidation of debt instruments or securities and the exercise of conversion rights with respect to convertible securities, whether or not such instruments or securities have matured and whether or not any penalties or other charges are imposed on account of such action), for application toward (but not necessarily in complete satisfaction of) the Obligations. The Borrower shall remain liable to the Agent for any deficiency remaining following such application. Unless the Pledged Securities threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall give the Borrower such notice as may be practicable under the circumstances), the Agent shall give the Borrower at least the greater of the minimum notice required by law or ten (10) days prior written notice of the date, time and place of any public sale thereof or of the time after which any private sale or any other intended disposition is to be made. The Borrower acknowledges that any exercise by the Agent of the Agent's rights upon default may be subject to compliance by the Agent with any statute, regulation, ordinance, directive, or order of any federal, state, municipal, or other governmental authority, including, without limitation, any of the foregoing restricting the sale of securities. The Agent, in its sole discretion at any such sale, may restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, and impose without limitation, a requirement that the persons making such purchases represent and agree, to

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the satisfaction of the Agent, that they are purchasing the Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. The proceeds of any collection or of any sale or disposition of the Pledged Securities held pursuant to this Agreement shall be applied toward the Obligations in such order and manner as the Agent determines in its sole discretion, any statute, custom, or usage to the contrary notwithstanding.

            6. Upon the occurrence of an Event of Default and at any time thereafter the Borrower hereby designates the Agent as and for the attorney-in-fact of the Borrower to: endorse in favor of the Agent any of the Pledged Securities; cause the transfer of any of the Pledged Securities in such name as the Agent may, from time to time, determine; cause the issuance of certificates for book entry and/or uncertificated securities; renew, extend, or roll over any Pledged Securities; and make demand and initiate actions to enforce any of the Pledged Securities. The Agent may take such action with respect to the Pledged Securities as the Agent may reasonably determine to be necessary to protect and preserve its interest in the Pledged Securities. The Agent shall also have and may exercise at any time all rights, remedies, powers, privileges, and discretions of the Borrower with respect to and under the Pledged Securities, provided, however, the Agent shall have no right to exercise any voting rights available to holders of the Pledged Securities at any time the Pledged Securities are held by the Agent solely as pledgee hereunder, and whether or not an Event of Default has occurred. All of the rights, remedies, powers, privileges and discretions included in this Paragraph 6, may be exercised by the Agent whether or not any of the Obligations are then due and whether or not a Default has occurred. The within designation, being coupled with an interest, is irrevocable until the within instrument is terminated by a written instrument executed by a duly authorized officer of the Agent. The within power of attorney shall not be affected by subsequent disability or incapacity of the Borrower. The Agent shall not be liable for any act or omission to act pursuant to this Paragraph except for any act of omission to act which is in actual bad faith.

            7. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (hereinafter, the "Agent's Rights and Remedies") shall be cumulative and not exclusive of any rights, remedies, powers, privileges or discretions which it otherwise may have. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Agent and the Borrower at any time shall preclude any other exercise of the Agent's Rights and Remedies. No waiver by the Agent of any of the Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Agent's Rights and Remedies may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine.

            8. As used herein, the following terms have the following meanings:

            (a) "Obligations" means any and all loans, advances and other credit made by Secured Party prior to, on or after the date of this Agreement to or for the account of the

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Borrower, and any and all interest, commissions, obligations, liabilities, indebtedness, charges and expenses now or hereafter chargeable against the Borrower by the Agent or owing by the Borrower to the Agent, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument between the Borrower and the Agent or otherwise, and the performance and fulfillment by the Borrower of all of the terms, conditions, promises, covenants and provisions contained in this Agreement or in any note or notes secured hereby or in any present or future agreement or instrument between the Borrower and the Agent. Without limiting the foregoing, the Obligations of the Borrower to the Agent shall include, without limitation, all indebtedness owed by the Borrower to the Agent under the non-restoring equipment credit facility and revolving credit facility described in the Credit Agreement.

            9 The Agent shall have no duty as to the collection or protection of the Pledged Securities or any income or distribution thereon, beyond the safe custody of such of the Pledged Securities as may come into the possession of the Agent and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Obligations.

            10. This Agreement shall be binding upon the Borrower and upon the Borrower's heirs, executors, administrators, representatives, successors, and assigns, and shall inure to the benefit of the Agent and the Agent's successors and assigns.

            11. This Agreement and all other instruments executed in connection with the Obligations incorporate all discussions and negotiations between the Borrower and the Agent concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of the within Agreement or of any provision of any other agreement between the Borrower and the Agent shall be effective unless executed in writing by the party to be charged with such modification or amendment or waiver, and if such party be the Agent, then by a duly authorized officer thereof.

            12. This Agreement and all other documents in the Agent's possession which relate to the Obligations may be reproduced by the Agent by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile, or further reproduction shall likewise be admissible in evidence.

            13. This Agreement, and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Borrower submits to the jurisdiction of the courts of said Commonwealth for all purposes with respect to the within Agreement and the Borrower's relationships with the Agent.

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            IN WITNESS WHEREOF, the parties hereto each have executed this
Pledge Agreement as a sealed instrument as of the date first written above.


Witness:                               Able Laboratories, Inc.


/s/ Gerard P. O'Connor                 By: /s/ Dhananjay G. Wadaker
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Print Name: Gerard P. O'Connor         Name: Dhananjay G. Wadaker
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                                       Title: President and CEO
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Witness:                               Citizens Bank of Massachusetts, as Agent

/s/ Liz Amaral                         By: /s/ Raymond C. Hoefling
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Print Name: Liz Amaral                 Name: Raymond C. Hoefling
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                                       Title: Vice President
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